SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 5, 1999

                                  ARISTAR, INC.
             (Exact name of registrant as specified in its charter)

      DELAWARE                    1-3521                     95-4128205
(State or other jurisdiction   (Commission File No.)        (IRS Employer
   of incorporation)                                    Identification No.)

                      8900 Grand Oak Circle, Tampa, Florida
                        33637-1050 (Address of principal
                                executive office)

                                 (813) 632-4500
               (Registrant's telephone number including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

     99.1 Presentation made by management of the registrant at an investor conference on May 5, 1999.

                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ARISTAR, INC.


                                      By:   /s/ Craig Chapman
                                            Craig Chapman
                                            President